                 LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN
                INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND

June 1, 1999

Dear Shareholder:

We are pleased to report that the J.P. Morgan Institutional Tax Aware Disciplined Equity Fund delivered a strong total return of 24.31% for the six months ended April 30, 1999, beating the S&P 500 Index by nearly 200 basis points and the Lipper Growth and Income Funds Average by almost 600 basis points.

The fund's net asset value on April 30 was $18.21 per share, increasing from $14.71 per share on October 31, 1998, after distributions of nearly $0.07 per share in ordinary income. There were no distributions from short- or long-term capital gains. The fund's net assets rose to almost $222 million on April 30.

Included in this report is an interview with Robin B. Chance, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,



/s/ Ramon de Oliveira                     /s/ Keith M .Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . .1     FUND FACTS AND HIGHLIGHTS . . . .6

FUND PERFORMANCE. . . . . . . . .2     FINANCIAL STATEMENTS. . . . . . .8

PORTFOLIO MANAGER Q & A . . . . .3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                    TOTAL RETURNS                         AVERAGE ANNUAL TOTAL RETURNS
                                             --------------------------------     -------------------------------------
                                               THREE           SIX                     ONE             SINCE
AS OF APRIL 30, 1999                           MONTHS          MONTHS                  YEAR            INCEPTION*
-----------------------------------------------------------------------------     -------------------------------------
J.P. Morgan Institutional Tax Aware
  Disciplined Equity Fund                       6.05%          24.31%                  24.38%           31.30%
S&P 500 Index                                   4.67%          22.32%                  21.82%           28.56%
Lipper Growth & Income Fund Average             5.99%          18.39%                  10.73%           19.99%

AS OF MARCH 31, 1999
-----------------------------------------------------------------------------     -------------------------------------
J.P. Morgan Institutional Tax Aware
  Disciplined Equity Fund                       4.21%          28.15%                  20.18%           29.65%
S&P 500 Index                                   4.98%          27.34%                  18.46%           27.55%
Lipper Growth & Income Fund Average             1.75%          20.06%                   5.46%           17.72%



*THE FUND COMMENCED OPERATIONS ON JANUARY 30, 1997, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 31.53% FROM THAT DATE THROUGH APRIL 30, 1999. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM JANUARY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

Following is an interview with ROBIN B. CHANCE, vice president, a member of the portfolio management team of the J.P. Morgan Institutional Tax Aware Disciplined Equity Fund. She is a member of the Structured Equity Group, with responsibility for tax aware structured equity strategies. Joining Morgan in 1987, Robin developed the computer programs used to rebalance the structured equity portfolios. She is a Chartered Financial Analyst (CFA) and a graduate of the University of Pennsylvania's Management and Technology Program. Robin earned her MBA from New York University's Stern School of Business. This interview was conducted on May 17, 1999, and reflects her views on that date.

[PHOTO]

THE FUND HAS PERFORMED EXCEPTIONALLY WELL OVER THE PAST SIX MONTHS. HOW DID YOU DO IT?

RBC: We have a process that we believe works and we exercise discipline in sticking with it. Our analysts at Morgan do the fundamental stock research - forecasting earnings, growth and dividends - and then, using a systematic valuation model, we rank the stocks within sectors as being undervalued or overvalued. To build our portfolio, we use a proprietary portfolio optimization model which maximizes the after-tax expected return of the portfolio while maintaining sector and style neutrality relative to our benchmark, the S&P 500. We attempt to deviate from the index only in areas where we have a competitive advantage and we believe our team of research analysts is the best in the business. Our portfolio construction process is designed to make the best use of their insights and information.

HOW DO YOU MANAGE TO KEEP THE TAX CONSEQUENCES LOW?

RBC: By trading smart. Before trading, you need to ask yourself two questions:
First, will the higher expected return from a new holding offset the tax cost of selling an existing holding? If not, are there any stocks in the portfolio with losses that you can realize to offset the gain? By trading smarter and triggering fewer capital gains tax obligations, you have more capital to invest, so your investment grows faster because it compounds on a larger base.

For example, it pays to sell an outstanding performer only when you can find a stock that will perform even better after you pay the tax bill incurred on the sale. For example, you might own a stock priced at $110. Perhaps you paid only $10 for it. If you want to sell because you think another stock will rise faster, you must pay tax on that $100 profit. Even if you pay tax at a 20% rate, that means you only have $90 to reinvest. In effect, your next investment must earn over 20% just to recover the capital you lost by paying taxes.

AND YOU CAN IDENTIFY STOCKS THAT MEET THAT TEST?

RBC: Yes, because of our research. But there are still two other important techniques we use to keep taxes down, once we agree to sell a stock: 1) We use tax loss accounting to identify the high cost lots, which we sell first, because these sales would incur a lower tax obligation and 2) If a stock has not performed as expected, we're quick to take capital losses because we can use them to offset capital gains.

TELL US ABOUT THE STOCKS THAT WORKED WELL FOR YOU OVER THE LAST SIX MONTHS.

RBC: The greatest contribution came from the technology sector where names like Sun Microsystems and Cisco outperformed their peers. Other outstanding holdings were Browning-Ferris, Seagram and MCI WorldCom.

INTERNET-RELATED STOCKS WERE THE TECHNOLOGY STOCKS TO OWN, RIGHT?

RBC: Yes. Investors have been losing interest in personal computer makers because of falling prices, but the stock prices of companies that supply the hardware to keep the Internet growing have continued to rise. We were interested in these companies because we believed that Internet capabilities would win out over personal computer upgrades. A recent government report confirmed our suspicions - purchases of personal computers for business purposes slowed substantially in the first quarter, while communications equipment spending accelerated.

Strong earnings have been fueled largely by the continued build-out of the Internet, which stimulated demand for networking equipment and servers. In addition, the question of whether computers will be Year 2000 compliant has increased demand as older equipment is replaced to ensure compliance. European technology purchases were a major contributor to the strong revenues and earnings.

Sun Microsystems produces servers that are crucial for high-end uses such as the Internet. It is the leading vendor of Unix-based computer systems. It has successfully made the transition from technical workstations to enterprise servers. In addition, its Java - write once, run anywhere - language has fortified the company's position as the leading player in networked-based computing.

Cisco Systems is the leading supplier of Internet infrastructure to service suppliers and corporations. Throughout its history, it has invested in the key pieces of Internet technology - most importantly the TCPIP software protocol that governs the Internet.

WHAT DISTINGUISHED BROWNING-FERRIS, SEAGRAM AND MCI WORLDCOM?

RBC: A variety of things. Browning-Ferris, the third largest company in the solid waste industry, agreed to be acquired by Allied Waste, the second largest. Seagram benefited from enthusiasm for the company's expansion in the music industry through its purchase of Polygram NV, the world's largest music company. Seagram announced in April that it is forming an online music alliance with Germany's Bertelsmann AG, the world's third largest music company. MCI WorldCom has performed well on strong growth in Internet services, data services and international sales.

WERE THERE ANY DISAPPOINTMENTS?

RBC: Just a couple. Funeral service provider Service Corp. International and Philip Morris both hurt us. Service Corp. has rebounded off its lows by reporting stronger than expected first quarter earnings, but has not fully recovered from earlier earnings disappointments. Philip Morris has had continuing difficulties with litigation.

WHAT IS YOUR MARKET OUTLOOK?

RBC: We're pleased to see the market broaden as more and more stocks participate in the market's gains. We expect the market leadership will continue to expand for the rest of the year, moving away from MegaCap growth stocks. The nifty 50, the largest 50 stocks in the S&P 500 by market capitalization, are still very expensive when compared with the next 450 stocks in the index. The nifty 50 currently trade at 33 times earnings while the next 450 trade at only 27 times.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Tax Aware Disciplined Equity Fund seeks to provide high after-tax total return from a portfolio of selected equity securities. The fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/30/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/99
$221,633,338

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
7/30/99, 10/29/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annual expense ratio of 0.55% covers shareholders' expenses for custody, tax reporting, and investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales or exchange fees; however, shares held less than one year may be subject to redemption fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund. Fund redemption fees are waived when shares worth over $500,000 are redeemed in kind from the fund. Shareholders owning more than 5% of the fund's outstanding shares should consult "Redemption of Shares" in the Statement of Additional Information.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

Technology                        22.2%
Consumer goods & services         18.6%
Finance                           16.2%
Health care                       11.8%
Industrial products & service     10.8%
Utilities                          8.5%
Energy                             6.2%
Basic industries                   3.3%
Transportation                     1.2%
Short-term & other investments     1.2%


LARGEST EQUITY HOLDINGS                                 % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
MICROSOFT CORP. (TECHNOLOGY)                                          3.8%
GENERAL ELECTRIC CO.
    (INDUSTRIAL PRODUCTS & SERVICES)                                  2.6%
INTERNATIONAL BUSINESS MACHINES CORP.
    (TECHNOLOGY)                                                      2.5%
MCI WORLDCOM, INC. (TECHNOLOGY)                                       2.3%
INTEL CORP. (TECHNOLOGY)                                              2.3%
CISCO SYSTEMS, INC. (TECHNOLOGY)                                      2.1%
MOBIL CORP. (ENERGY)                                                  2.0%
PHILIP MORRIS COMPANIES, INC.
    (CONSUMER GOODS & SERVICES)                                       1.7%
COCA-COLA CO. (CONSUMER GOODS & SERVICES)                             1.7%
WAL-MART STORES, INC.
    (CONSUMER GOODS & SERVICES)                                       1.5%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMMON STOCKS (99.6%)
BASIC INDUSTRIES (3.3%)
AGRICULTURE (0.0%)
Agribrands International, Inc.+..................           100   $       3,500
                                                                  -------------

CHEMICALS (1.8%)
Dow Chemical Co..................................        17,500       2,295,781
Lyondell Chemical Co.............................        24,200         471,900
Rohm & Haas Co...................................        27,700       1,241,306
                                                                  -------------
                                                                      4,008,987
                                                                  -------------
FOREST PRODUCTS & PAPER (0.6%)
Fort James Corp..................................         1,100          41,800
Georgia-Pacific Group............................         4,900         453,250
International Paper Co...........................         3,700         197,256
Temple-Inland, Inc...............................         5,900         407,100
Union Camp Corp..................................         2,100         166,687
                                                                  -------------
                                                                      1,266,093
                                                                  -------------

METALS & MINING (0.9%)
Alcan Aluminum Ltd.(i)...........................        14,900         473,075
Allegheny Teledyne, Inc..........................        54,700       1,223,912
Reynolds Metals Co...............................         1,400          87,325
USEC, Inc.+......................................        24,400         303,475
                                                                  -------------
                                                                      2,087,787
                                                                  -------------
  TOTAL BASIC INDUSTRIES.........................                     7,366,367
                                                                  -------------

CONSUMER GOODS & SERVICES (18.7%)
APPARELS & TEXTILES (0.3%)
Fruit of the Loom, Inc., Class A+................         5,700          60,919
Jones Apparel Group, Inc.+.......................        19,400         640,200
                                                                  -------------
                                                                        701,119
                                                                  -------------

AUTOMOTIVE (1.2%)
DaimlerChrysler AG+..............................         2,600         255,287
Dana Corp........................................        14,457         681,286
Ford Motor Co....................................        14,100         901,519
General Motors Corp..............................         4,600         409,112
Goodyear Tire and Rubber Co......................         2,000         114,375
Lear Corp.+......................................         4,400         201,850
                                                                  -------------
                                                                      2,563,429
                                                                  -------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

AUTOMOTIVE SUPPLIES (0.0%)
Delphi Automotive Systems Corp.+.................         4,800   $      93,300
                                                                  -------------

BROADCASTING & PUBLISHING (0.9%)
AT&T Corp. - Liberty Media Group, Class A........         6,230         397,941
Comcast Corp., Class A...........................        14,300         939,331
Gannett Co., Inc.................................         4,300         304,494
New York Times Co., Class A......................         7,800         269,100
                                                                  -------------
                                                                      1,910,866
                                                                  -------------

ENTERTAINMENT, LEISURE & MEDIA (2.4%)
Hilton Hotels Corp...............................         2,200          34,375
International Game Technology....................         8,500         150,875
Mattel, Inc......................................        25,100         649,462
Mirage Resorts, Inc.+............................        49,900       1,119,631
Seagram Company Ltd.(i)..........................        28,200       1,617,975
Time Warner, Inc.................................        16,600       1,162,000
Viacom, Inc., Class B+...........................         1,400          57,225
Walt Disney Co...................................        18,600         590,550
                                                                  -------------
                                                                      5,382,093
                                                                  -------------

FOOD, BEVERAGES & TOBACCO (5.3%)
Anheuser Busch Companies, Inc....................         1,300          95,062
Bestfoods........................................         6,800         341,275
Campbell Soup Co.................................         5,400         221,400
Coca-Cola Co.....................................        56,300       3,828,400
Corn Products International, Inc.+...............            50           1,444
H.J. Heinz Co....................................         7,100         331,481
PepsiCo, Inc.....................................        30,000       1,108,125
Philip Morris Companies, Inc.....................       111,100       3,895,444
Ralston-Ralston Purina Group.....................         2,500          76,250
Sara Lee Corp.+..................................         8,500         189,125
Unilever NV (ADR)(i).............................        25,500       1,655,906
                                                                  -------------
                                                                     11,743,912
                                                                  -------------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.3%)
Furniture Brands International, Inc.+............         2,200          55,137
Leggett & Platt, Inc.............................        22,900         528,131
                                                                  -------------
                                                                        583,268
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
HOUSEHOLD PRODUCTS (1.5%)
Colgate-Palmolive Co.............................         3,300   $     338,044
Procter & Gamble Co..............................        32,800       3,077,050
                                                                  -------------
                                                                      3,415,094
                                                                  -------------

PERSONAL CARE (0.1%)
Gillette Co......................................         6,100         318,344
                                                                  -------------

RESTAURANTS & HOTELS (0.5%)
Extended Stay America, Inc.+.....................           300           3,150
McDonald's Corp..................................         8,900         377,137
Starwood Hotels & Resorts Worldwide, Inc.........        17,000         623,687
                                                                  -------------
                                                                      1,003,974
                                                                  -------------

RETAIL (6.2%)
Albertson's, Inc.................................         1,200          61,800
American Stores Co...............................        28,000         883,750
AutoZone, Inc.+..................................        18,000         540,000
Best Buy Co., Inc.+..............................         1,000          47,750
Circuit City Stores-Circuit City Group...........         6,800         418,200
CompUSA, Inc.+...................................           200           1,400
Corporate Express, Inc.+.........................         1,800           8,944
Dayton Hudson Corp...............................         8,400         565,425
Dillard's, Inc., Class A.........................        20,300         562,056
Federated Department Stores, Inc.+...............        15,800         737,662
Gap, Inc.........................................         8,750         582,422
General Nutrition Companies, Inc.+...............           900          14,934
Hannaford Brothers Co............................         8,700         379,537
Home Depot, Inc..................................        19,700       1,180,769
J.C. Penney, Inc.................................        15,800         720,875
Kmart Corp.+.....................................        28,800         428,400
Kroger Co.+......................................         3,000         162,937
May Department Stores Co.........................        14,050         559,366
Safeway, Inc.+...................................         7,900         426,106
Sears, Roebuck & Co..............................        18,700         860,200
TJX Companies, Inc...............................        17,900         596,294
Toys 'R' Us, Inc.+...............................        26,700         580,725
Wal-Mart Stores, Inc.............................        74,500       3,427,000
                                                                  -------------
                                                                     13,746,552
                                                                  -------------
  TOTAL CONSUMER GOODS & SERVICES................                    41,461,951
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

ENERGY (6.2%)
OIL-PRODUCTION (5.7%)
Atlantic Richfield Co............................           900   $      75,566
BP Amoco Plc (Spon. ADR).........................         6,394         723,721
Chevron Corp.....................................         7,200         718,200
Exxon Corp.......................................        39,500       3,280,969
Mobil Corp.......................................        43,500       4,556,625
Royal Dutch Petroleum Co. (ADR)..................        52,700       3,092,831
Tosco Corp.......................................         5,800         155,150
Valero Energy Corp...............................         4,200          93,712
                                                                  -------------
                                                                     12,696,774
                                                                  -------------

OIL-SERVICES (0.5%)
ENSCO International, Inc.........................         1,600          29,700
Global Marine, Inc.+.............................        40,300         599,462
R&B Falcon Corp.+................................        25,600         256,000
Smith International, Inc.+.......................         3,900         175,012
                                                                  -------------
                                                                      1,060,174
                                                                  -------------
  TOTAL ENERGY...................................                    13,756,948
                                                                  -------------

FINANCE (16.5%)
BANKING (9.9%)
Associated Banc - Corp...........................        12,900         466,819
Astoria Financial Corp...........................        13,740         687,859
Bank of America Corp.............................        37,373       2,690,856
Bankers Trust Corp...............................         4,000         360,250
Charter One Financial, Inc.......................        10,671         333,802
Citigroup, Inc...................................        41,200       3,100,300
Commercial Federal Corp..........................         1,500          36,375
Compass Bancshares, Inc..........................        21,450         586,523
Dime Bancorp, Inc................................        12,400         285,975
First American Corp..............................         7,500         291,094
First Union Corp.................................        38,880       2,152,980
Franklin Resources, Inc..........................         9,200         368,000
GreenPoint Financial Corp........................         5,100         178,500
Hibernia Corp., Class A..........................        10,700         142,444
KeyCorp..........................................        57,400       1,775,812
Peoples Heritage Financial Group, Inc.+..........        56,100       1,090,444
PNC Bank Corp....................................         9,200         532,450
Provident Financial Group, Inc...................        19,200         804,600
Republic New York Corp...........................        12,900         757,875
Sovereign Bancorp, Inc...........................        50,200         685,544
TCF Financial Corp...............................        22,900         664,100

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
BANKING (CONTINUED)
U.S. Bancorp.....................................         4,700   $     174,194
Union Planters Corp..............................        34,100       1,459,906
Washington Mutual, Inc...........................        24,655       1,013,937
Wells Fargo Co...................................        27,800       1,200,612
                                                                  -------------
                                                                     21,841,251
                                                                  -------------

FINANCIAL SERVICES (3.5%)
American Express Co.+............................         9,100       1,189,256
Associates First Capital Corp., Class A..........        13,996         620,198
CIT Group, Inc., Class A.........................        37,200       1,209,000
Equifax, Inc.....................................        24,100         866,094
Federal National Mortgage Association............        14,600       1,035,687
FINOVA Group, Inc................................        24,700       1,193,319
Household International, Inc.....................         9,946         500,408
Merrill Lynch & Company, Inc.....................           500          41,969
Morgan Stanley Dean Witter & Co..................         9,400         932,362
Ocwen Financial Corp.+...........................         8,600          72,562
                                                                  -------------
                                                                      7,660,855
                                                                  -------------

INSURANCE (3.1%)
Allstate Corp....................................        26,500         963,937
Ambac Financial Group, Inc.......................        10,700         646,012
American International Group, Inc................        10,050       1,180,247
Aon Corp.........................................         5,300         363,050
CIGNA Corp.......................................         2,700         235,406
Equitable Companies, Inc.........................         1,400          94,238
Fremont General Corp.............................         1,600          32,000
Marsh & McLennan Companies, Inc..................        13,650       1,045,078
MBIA, Inc........................................        13,200         887,700
UNUM Corp........................................        27,100       1,480,338
                                                                  -------------
                                                                      6,928,006
                                                                  -------------
  TOTAL FINANCE..................................                    36,430,112
                                                                  -------------
HEALTHCARE (11.9%)
BIOTECHNOLOGY (0.8%)
Amgen, Inc.+.....................................        11,900         730,734
Genzyme Corp.+...................................        27,200       1,025,100
                                                                  -------------
                                                                      1,755,834
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

HEALTH SERVICES (2.2%)
Abbott Laboratories..............................        14,800   $     716,875
Aetna, Inc.......................................         7,500         657,656
Boston Scientific Corp.+.........................         3,700         157,481
Columbia / HCA Healthcare Corp...................        23,100         570,281
HCR Manor Care, Inc.+............................        20,500         568,875
Health Management Associates, Inc., Class A+.....        28,000         437,500
HEALTHSOUTH Corp.+...............................        52,300         702,781
Humana, Inc.+....................................         2,100          28,613
Perkin-Elmer Corp.+..............................         1,000         108,125
Tenet Healthcare Corp.+..........................        24,100         569,363
United Healthcare Corp...........................         2,200         123,475
Wellpoint Health Networks, Inc.+.................         4,100         288,025
                                                                  -------------
                                                                      4,929,050
                                                                  -------------

MEDICAL SUPPLIES (0.3%)
Medtronic, Inc...................................         4,500         323,719
Provident Companies, Inc.........................         7,200         283,500
                                                                  -------------
                                                                        607,219
                                                                  -------------

PHARMACEUTICALS (8.6%)
Agouron Pharmaceuticals, Inc.+...................         1,200          70,838
ALZA Corp.+......................................        55,100       1,849,294
American Home Products Corp......................        36,200       2,208,200
Bristol-Myers Squibb Co..........................        48,600       3,089,138
Eli Lilly & Co...................................        28,400       2,090,950
Forest Laboratories, Inc.+.......................         8,900         396,050
Johnson & Johnson................................        14,700       1,433,250
MedImmune, Inc.+.................................         1,600          88,250
Merck & Co., Inc.................................        33,900       2,381,475
Monsanto Co......................................        33,400       1,511,350
Pfizer, Inc......................................        14,000       1,610,875
Schering-Plough Corp.............................        11,200         541,100
Warner-Lambert Co................................        22,200       1,508,213
Watson Pharmaceuticals, Inc.+....................         6,700         271,350
                                                                  -------------
                                                                     19,050,333
                                                                  -------------
  TOTAL HEALTHCARE...............................                    26,342,436
                                                                  -------------

INDUSTRIAL PRODUCTS & SERVICES (10.8%)
AEROSPACE (0.1%)
Boeing Co........................................         8,000         325,000
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
AUTOMOTIVE SUPPLIES (0.2%)
Genuine Parts Co.................................        11,700   $     351,000
                                                                  -------------
BUILDING MATERIALS (0.1%)
Owens Corning....................................         6,000         213,750
                                                                  -------------

CAPITAL GOODS (0.1%)
Eaton Corp.......................................         2,800         256,725
                                                                  -------------

COMMERCIAL SERVICES (1.0%)
Cendant Corp.+...................................        35,700         642,600
Coltec Industries, Inc.+.........................        10,000         216,250
Service Corp. International......................        66,400       1,377,800
                                                                  -------------
                                                                      2,236,650
                                                                  -------------

DIVERSIFIED MANUFACTURING (6.6%)
AlliedSignal, Inc................................        26,600       1,562,750
Cooper Industries, Inc...........................        11,900         575,663
Deere & Co.......................................         2,400         103,200
Eastman Kodak Co.................................        21,500       1,604,438
General Electric Co..............................        54,900       5,791,950
Harris Corp......................................        35,900       1,240,794
ITT Industries, Inc..............................           700          25,200
Johnson Controls, Inc............................         5,400         393,863
Tenneco, Inc.....................................        42,300       1,142,100
Tyco International Ltd.(i).......................        28,252       2,295,475
                                                                  -------------
                                                                     14,735,433
                                                                  -------------

ELECTRICAL EQUIPMENT (0.9%)
Emerson Electric Co..............................        28,900       1,864,050
W.W. Grainger, Inc...............................         2,500         125,469
                                                                  -------------
                                                                      1,989,519
                                                                  -------------

PACKAGING & CONTAINERS (0.7%)
Kimberly-Clark Corp..............................        23,600       1,446,975
Smurfit-Stone Container Corp.....................         5,800         135,031
                                                                  -------------
                                                                      1,582,006
                                                                  -------------
POLLUTION CONTROL (1.1%)
Browning-Ferris Industries, Inc..................        18,600         741,675
Waste Management, Inc............................        28,407       1,604,996
                                                                  -------------
                                                                      2,346,671
                                                                  -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    24,036,754
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

TECHNOLOGY (22.4%)
AEROSPACE (0.1%)
Lockheed Martin Corp.............................         4,600   $     198,088
                                                                  -------------

COMPUTER SOFTWARE (4.8%)
BMC Software, Inc.+..............................         2,800         120,488
Computer Associates International, Inc...........           450          19,209
Microsoft Corp.+.................................       104,400       8,485,763
Network Associates, Inc.+........................         1,400          18,506
Oracle Corp.+....................................        73,150       1,979,622
                                                                  -------------
                                                                     10,623,588
                                                                  -------------

COMPUTER SYSTEMS (5.2%)
Compaq Computer Corp.............................        13,600         303,450
Dell Computer Corp.+.............................        55,100       2,267,709
EMC Corp.+.......................................        15,600       1,699,425
Gateway 2000, Inc.+..............................           700          46,331
International Business Machines Corp.............        26,200       5,480,713
Sun Microsystems, Inc.+..........................        28,500       1,705,547
                                                                  -------------
                                                                     11,503,175
                                                                  -------------

ELECTRONICS (2.1%)
Cisco Systems, Inc.+.............................        40,975       4,674,991
                                                                  -------------

INFORMATION PROCESSING (0.4%)
Automatic Data Processing, Inc...................        17,400         774,300
First Data Corp..................................         3,500         148,531
                                                                  -------------
                                                                        922,831
                                                                  -------------

SEMICONDUCTORS (3.5%)
Applied Materials, Inc.+.........................        14,100         755,672
Intel Corp.......................................        82,000       5,014,813
Motorola, Inc....................................        10,100         809,263
Texas Instruments, Inc...........................        11,700       1,194,863
                                                                  -------------
                                                                      7,774,611
                                                                  -------------

TELECOMMUNICATION SERVICES (3.9%)
America Online, Inc.+............................        22,300       3,183,325
Level 3 Communications, Inc.+....................         2,800         252,088
MCI WorldCom, Inc.+..............................        62,439       5,129,754
US WEST, Inc.....................................            26           1,360
                                                                  -------------
                                                                      8,566,527
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
TELECOMMUNICATIONS (0.9%)
Airtouch Communications, Inc.+...................         3,400   $     317,475
MediaOne Group, Inc.+............................        15,800       1,288,688
Northern Telecom Ltd.(i).........................         5,620         383,214
                                                                  -------------
                                                                      1,989,377
                                                                  -------------

TELECOMMUNICATIONS-EQUIPMENT (1.5%)
Lucent Technologies, Inc.........................        55,700       3,348,963
                                                                  -------------
  TOTAL TECHNOLOGY...............................                    49,602,151
                                                                  -------------
TRANSPORTATION (1.3%)
RAILROADS (1.2%)
CSX Corp.........................................        25,300       1,246,025
Union Pacific Corp...............................        22,100       1,326,000
                                                                  -------------
                                                                      2,572,025
                                                                  -------------
TRUCK & FREIGHT CARRIERS (0.1%)
CNF Transportation, Inc..........................         3,400         148,538
Ryder System, Inc................................         2,000          52,750
                                                                  -------------
                                                                        201,288
                                                                  -------------
  TOTAL TRANSPORTATION...........................                     2,773,313
                                                                  -------------

UTILITIES (8.5%)
ELECTRIC (1.9%)
Allegheny Energy, Inc............................        12,500         425,781
Central & South West Corp........................         8,700         215,869
Cinergy Corp.....................................         3,600         107,325
Edison International.............................        38,600         945,700
Entergy Corp.....................................         5,300         165,625
Northern States Power Co.........................        16,400         395,650
PG&E Corp........................................             1              31
PP&L Resources, Inc..............................        23,700         662,119
TECO Energy, Inc.................................         6,500         138,531
Wisconsin Energy Corp............................        38,900       1,045,438
                                                                  -------------
                                                                      4,102,069
                                                                  -------------

GAS-PIPELINES (0.7%)
Columbia Energy Group............................        28,600       1,374,588
K N Energy, Inc..................................        12,600         259,875
                                                                  -------------
                                                                      1,634,463
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

TELEPHONE (5.9%)
Ameritech Corp...................................           300   $      20,531
AT & T Corp......................................        51,756       2,613,678
Bell Atlantic Corp...............................        52,960       3,051,820
BellSouth Corp...................................        11,500         514,625
GTE Corp.........................................        50,000       3,346,875
SBC Communications, Inc..........................        58,600       3,281,600
Sprint Corp......................................         2,800         287,175
                                                                  -------------
                                                                     13,116,304
                                                                  -------------
  TOTAL UTILITIES................................                    18,852,836
                                                                  -------------
  TOTAL COMMON STOCKS (COST $186,782,730)........                   220,622,868
                                                                  -------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
SHORT-TERM INVESTMENTS (1.2%)
OTHER INVESTMENT COMPANIES (1.2%)
Seven Seas Money Market Fund (cost $2,715,142)...  $  2,715,142   $   2,715,142
                                                                  -------------
TOTAL INVESTMENTS
  (COST $189,497,872) (100.8%).................................     223,338,010
LIABILITIES IN EXCESS OF OTHER
  ASSETS (-0.8%)...............................................      (1,704,672)
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 221,633,338
                                                                  -------------
                                                                  -------------

------------------------------
Note: Based on the cost of investments of $189,506,633 for federal income tax purposes at April 30, 1999, the aggregate gross unrealized appreciation and depreciation was $37,537,653 and $3,706,276, respectively, resulting in net unrealized appreciation of $33,831,377.

+ - Non-income producing security.

(i) - Foreign security.

ADR - American Depositary Receipt.

Spon. ADR - Sponsored ADR.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $189,497,872 )          $223,338,010
Receivable for Fund Shares Sold                       2,055,425
Dividends Receivable                                    148,283
Deferred Organization Expenses                           26,206
Interest Receivable                                      15,843
Receivable for Expense Reimbursements                     3,486
Prepaid Trustees' Fees                                      273
Prepaid Expenses and Other Assets                           361
                                                   ------------
    Total Assets                                    225,587,887
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     3,795,696
Advisory Fee Payable                                     59,604
Shareholder Servicing Fee Payable                        16,600
Custody Fee Payable                                      14,732
Organization Expenses Payable                            12,060
Administrative Services Fee Payable                       8,772
Transfer Agent Fees Payable                                 435
Administration Fee Payable                                  149
Fund Services Fee Payable                                    77
Accrued Expenses                                         46,424
                                                   ------------
    Total Liabilities                                 3,954,549
                                                   ------------
NET ASSETS
Applicable to 12,173,921 shares outstanding
  (par value $0.001, unlimited shares authorized)  $221,633,338
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  per Share                                              $18.21
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $188,560,208
Undistributed Net Investment Income                     102,723
Accumulated Net Realized Loss on Investments           (869,731)
Net Unrealized Appreciation of Investments           33,840,138
                                                   ------------
    Net Assets                                     $221,633,338
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $3,048 )                                                 $   949,624
Interest Income                                                    64,444
                                                              -----------
    Investment Income                                           1,014,068
EXPENSES
Advisory Fee                                       $255,074
Shareholder Servicing Fee                            72,878
Custodian Fees and Expenses                          46,861
Administrative Services Fee                          38,309
Professional Fees and Expenses                       19,307
Transfer Agent Fee                                   18,447
Registration Fees                                    15,617
Printing Expenses                                     9,423
Amortization of Organization Expenses                 4,715
Fund Services Fee                                     1,443
Administration Fee                                      698
Trustees' Fees and Expenses                             442
Miscellaneous                                         2,336
                                                   --------
    Total Expenses                                  485,550
Less: Reimbursement of Expenses                     (84,573)
                                                   --------
NET EXPENSES                                                      400,977
                                                              -----------
NET INVESTMENT INCOME                                             613,091
NET REALIZED GAIN ON INVESTMENTS                                3,982,639
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                  25,175,434
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $29,771,164
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1998
                                                   ------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    613,091   $       539,773
Net Realized Gain (Loss) on Investments               3,982,639          (954,939)
Net Change in Unrealized Appreciation of
  Investments                                        25,175,434         7,810,015
                                                   ------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                     29,771,164         7,394,849
                                                   ------------   ----------------
DIVIDENDS TO SHAREHOLDERS FROM
Net Investment Income                                  (583,039)         (523,408)
                                                   ------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold    111,199,494        74,412,898
Reinvestment of Dividends                               562,724           517,796
Cost of Shares of Beneficial Interest Redeemed       (9,407,754)       (3,775,057)
Service Charge                                           11,583            26,209
                                                   ------------   ----------------
    Net Increase from Shareholder Transactions      102,366,047        71,181,846
                                                   ------------   ----------------
    Total Increase in Net Assets                    131,554,172        78,053,287
NET ASSETS
Beginning of Period                                  90,079,166        12,025,879
                                                   ------------   ----------------
End of Period (including undistributed net
  investment income of $102,723 and $72,671,
  respectively)                                    $221,633,338   $    90,079,166
                                                   ------------   ----------------
                                                   ------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                   FOR THE SIX                         FOR THE PERIOD
                                                   MONTHS ENDED                       JANUARY 30, 1997
                                                    APRIL 30,      FOR THE FISCAL     (COMMENCEMENT OF
                                                       1999          YEAR ENDED      OPERATIONS) THROUGH
                                                   (UNAUDITED)    OCTOBER 31, 1998    OCTOBER 31, 1997
                                                   ------------   ----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     14.71    $         12.08    $            10.00
                                                   ------------   ----------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.07               0.11                  0.06
Net Realized and Unrealized Gain on Investments           3.50               2.68                  2.02
                                                   ------------   ----------------   -------------------
Total from Investment Operations                          3.57               2.79                  2.08
                                                   ------------   ----------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (0.07)             (0.16)                   --
                                                   ------------   ----------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $     18.21    $         14.71    $            12.08
                                                   ------------   ----------------   -------------------
                                                   ------------   ----------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                             24.31%(a)           23.26%               20.80%(a)
Net Assets, End of Period (in thousands)           $   221,633    $        90,079    $           12,026
Ratios to Average Net Assets
  Net Expenses                                            0.55%(b)            0.55%                0.55%(b)
  Net Investment Income                                   0.84%(b)            0.97%                1.19%(b)
  Expenses without Reimbursement                          0.67%(b)            1.02%                4.59%(b)
  Portfolio Turnover                                        19%                57%                   35%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Tax Aware Disciplined Equity Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended. The fund is a no-load and diversified, open-end management investment company. The fund's investment objective is to provide high after tax total return from a portfolio of selected equity securities. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Currently the fund only offers Institutional Shares. The fund commenced operations on January 30, 1997. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the fund's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P.Morgan & Co. Incorporated ("J.P.Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

   e) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investments Companies." The effect of applying this statement was to increase Paid-in Capital by $3,877,758 and decrease Accumulated Net Realized Gain on Investment by $3,877,758. Net investment income, net realized gains and net assets were not affected by this change. This reclassification is the result of gains on securities redeemed in-kind that were treated as realized gains for financial statement purposes but which are not recognized for tax purposes.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan. Under the terms of the agreement, the fund pays JPMIM at an annual rate of 0.35% of the fund's average daily net assets. For the six months ended April 30,1999, such fees amounted to $255,074.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $698.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the six months ended April 30, 1999, the fee for these services amounted to $38,309.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.55% of the average daily net assets of the fund. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan. For the six months ended April 30, 1999, J.P. Morgan has agreed to reimburse the fund $84,573 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended April 30, 1999, the fee for these services amounted to $72,878.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,443 for the six months ended April 30, 1999.

   f ) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1998
                                                   ------------   ----------------
Shares of beneficial interest sold...............    6,560,932          5,366,501
Reinvestment of dividends........................       33,498             36,061
Shares of beneficial interest redeemed...........     (543,581)          (274,645)
                                                   ------------   ----------------
NET INCREASE.....................................    6,050,849          5,127,917
                                                   ------------   ----------------
                                                   ------------   ----------------

Redemptions may be subject to service charges, retained by the fund, in accordance with the following schedule:

                                                   PERCENTAGE OF
YEAR SINCE PURCHASE                                CASH PROCEEDS
-------------------------------------------------  -------------
Shares held for less than one year...............             1%
Shares held one year or longer...................      None

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1999 were as follows:

    COST OF          PROCEEDS
   PURCHASES        FROM SALES
-----------------   -----------
$     130,061,399   $28,370,372

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the new agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds paid a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of April 30, 1999.

J.P. MORGAN INSTITUTIONAL FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND:

        INSTITUTIONAL SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

        INSTITUTIONAL SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.
IM0408-I


J.P. MORGAN
INSTITUTIONAL
TAX AWARE DISCIPLINED
EQUITY FUND






SEMIANNUAL REPORT
APRIL 30, 1999